UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 03, 2025

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 17, 2024, HCW Biologics Inc. (the “Company”) received written notice from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”) that its securities were subject to delisting from Nasdaq since the Company did not regain compliance with the $50,000,000 market value of listed securities (“MVLS”) threshold required for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(3)(A) (the “MVLS Rule”). The Company made a timely request for a hearing before the Nasdaq Hearings Panel (the “Panel”) and was granted a hearing date on February 13, 2025.

As previously disclosed, on February 5, 2025, the Company received written notice from the Staff that its securities were subject to delisting from Nasdaq since the Company did not regain compliance with the requirement to maintain a minimum bid price of $1 per share, in accordance with Nasdaq Listing Rule 5810(c)(3)(A) (“Bid Price Rule”) and the requirement to maintain the minimum $15,000,000 market value of publicly held securities (“MVPHS”) threshold required for continued listing on The Nasdaq Global Market®under Nasdaq Listing Rule 5450(b)(2)C) (the “MVPHS Rule”).

On March 3, 2025, the Panel granted the Company an extension in which to regain compliance with all continued listing rules of The Nasdaq Capital Market. The Panel’s determination follows the Company’s hearing on February 13, 2025, at which the Panel considered the Company’s plan to regain compliance with the Bid Price Rule, the MVPHS Rule and the MVLS Rule, respectively. As a result of the extension, the Panel granted the Company’s request for continued listing on the Exchange, provided that the Company demonstrates compliance with the Bid Price Rule by April 25, 2025, and with all other Exchange continued listing rules as required by The Nasdaq Capital Market by June 15, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	March 6, 2025	By:	/s/ Hing C. Wong
Hing C. Wong, Founder and Chief Executive Officer